Supplementary Data to Statement of Operations - Summary of Supplementary Data to Statements of Operations (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Other (Income) Expense, Net
Asset impairment			$ 10.4
Environmental reserve			5.9
Foreign currency translation (income) expense	$ (2.9)	$ 7.3	(3.4)
Net periodic benefit plan expense, excluding service costs	2.7	1.5	3.0
Total other (income) expense, net	$ (0.2)	$ 8.8	$ 15.9